UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
 (Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

Annual Report
December 31, 2018

Monetta Mutual Funds (No-Load)

Monetta Trust:
■ Monetta Fund
■ Monetta Core Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.monetta.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-MONETTA or send an e-mail request to info@monetta.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

1-800-MONETTA	www.monetta.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Core Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Core Growth Fund	11

Financial Statements
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23
Other Information	24
Trustees & Officers	26
Notice to Shareholders	28

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Core Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Core Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.  Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

Dear Fellow Shareholders:	January 30, 2019

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2018.

After years of relatively smooth sailing, the financial markets encountered a perfect storm in 2018. Most major asset classes posted negative results including the S&P 500® Index which declined 4.38%. In late December, the S&P 500® Index declined more than 19% from its September high, placing it just on the cusp of a bear market, according to the classic definition of the term. As the year progressed the stock market transitioned from a low-volatility mid-cycle stage to a more volatile late-cycle phase.

Factors that most affected the market in 2018 included the possibility of a trade war, the Federal Reserve tightening monetary policy, China’s slowing economic growth and lowered U.S. corporate growth expectations.

We view the recent market sell off as a healthy retrenchment in investor sentiment. Investors reacted to analysts lowering growth expectations, propelling stock valuations below their long-term average for the first time in several years. Historically, such periods of steep market declines have subsequently proven to be the best times to invest. In fact, since 1949, there have been nine times the market declined more than 20% from a previous high, each time bouncing back from oversold conditions.

The key questions on most investor’s minds are: Will the secular bull market extend into 2019 or are we entering a recessionary period?

Recessions typically occur from imbalances in the economy that result from higher inflation, wages, interest rates, and unemployment levels. Currently, we believe these conditions are not presenting a threat to derail the secular bull market that began in 2009. We may be entering a late-cycle phase of economic growth as reflected by analysts lowering corporate growth expectations and increased short-term volatility but it could be years before any economic imbalances propel the economy into a significant slowdown.

It is always difficult to determine where we are in the economic cycle. Clearly Fed Policy is front and center in determining future market direction. Factors impacting Fed monetary policy will likely include trade talks with China, the strength of global economic growth and its impact on inflation, wages and unemployment. Also, the 2018 mid-term elections resulted in a gridlocked Congress and, given the polarization of U.S. politics today, the outcome suggests no new material tax cuts or new government programs that could have helped stimulate economic growth through 2020.

As we look ahead the U.S. economy continues to do well: the unemployment rate is low, real wages are gradually increasing and consumer spending is on the rise. While interest rates may continue to increase, we are below the level that historically has caused major economic imbalances resulting in lower economic growth. We expect market volatility to remain elevated in 2019 as the combination of geopolitical risks, global economic slowdown, and Fed monetary policy is likely to persist. For long-term investors, we believe now may be a good time to “embrace the volatility” and not be spooked out of the market. The S&P 500® has a proven history of recovering from past market declines, returning average annual long-term returns of about 10% from January 1, 1926 through December 31, 2018.

Following is detailed information summarizing the Funds’ performance, major security holdings and investment strategy.

We thank you for being a valued shareholder and providing us with the opportunity to help achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)

Monetta Fund		Year ended December 31, 2018
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$246.2 billion	$52.81 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	-3.36%	7.21%	6.38%	12.39%
S&P 500® Index	-4.38%	9.26%	8.49%	13.12%
Total Annual Operating Expenses*	1.41%

*  Source Prospectus dated April 30, 2018. Expense Ratio of 1.41% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ended December 31, 2018, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	20.7%
Healthcare	20.1%
Retail	17.3%
Financial	14.8%
Capital Equipment	7.7%
Consumer Cyclical	6.2%
Exchange Traded Funds	4.7%
Transportation	2.6%
Energy	2.5%
Other(c)	3.4%

Top 5 Equity Holdings(b):

% of Net Assets
Amazon.com, Inc.	7.7%
Alphabet, Inc. - CL C	5.9%
MasterCard, Inc. - CL A	5.0%
Apple, Inc.	4.8%
UnitedHealth Group, Inc.	4.7%
Total Top 5 Equity Holdings:	28.1%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund declined 3.36% for the year ended December 31, 2018. This compares favorably to the negative 4.38% return of its benchmark index the S&P 500® Index. The Fund’s positive performance variance to its benchmark was primarily due to its holding in Amazon.com Inc., Amarin Corp. – ADR, and MasterCard, Inc. representing 7.68%, 2.58%, and 5.00% of the December 31, 2018 portfolio net assets respectively.

Detracting from Fund performance were holdings in the financial and energy sectors. Specifically, Bank of America Corp., Citigroup, and Devon Energy Corp. Bank of America represented 3.27% of the December 31, 2018 net asset value, while the fund had exited Citigroup and Devon Energy by year end.

Recent market volatility has resulted in attractive buying opportunities, prompting us to purchase shares of Caterpillar, Inc., NIKE, Inc. – CL B, and Intuitive Surgical, Inc., respectively representing 2.41%, 1.54%, and 2.90% of the December 31, 2018 portfolio net assets.

As we enter 2019, the U.S. economy continues to do well: corporate growth is improving, the unemployment rate is low, real wages are trending higher and consumer spending is on the rise. While the Federal Reserve may continue to raise interest rates, we are historically below the level that has caused major economic imbalances resulting in lower economic growth. We expect market volatility to remain elevated due to multiple geopolitical risks and trade war concerns.

We believe that our consistent approach of investing in quality growth companies with strong balance sheets can enhance long-term investment returns. We view these periods of high volatility as buying opportunities to purchase/add to quality growth companies at discounted prices. We believe the economy remains in a Goldilocks scenario of steady corporate growth, tame inflation and low unemployment, suggesting a continuation of the secular bull market that began in 2009.

Performance Highlights (Unaudited)

Monetta Core Growth Fund		Year ended December 31, 2018
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$347.2 billion	$77.64 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Core Growth Fund	-5.30%	8.70%	7.39%	15.13%
S&P 500® Index	-4.38%	9.26%	8.49%	13.12%
Total Annual Operating Expenses*	1.20%

*  Source Prospectus dated April 30, 2018. Expense Ratio of 1.20% includes Acquired Fund Fees and Expenses of 0.04%. For the Fund’s current Expense Ratio, please refer to Page 17 of this Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Core Growth Fund and the S&P 500® Index, for the 10-year period ended December 31, 2018, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	48.1%
Financial	14.4%
Technology	13.6%
Healthcare	10.8%
Retail	7.8%
Transportation	2.5%
Capital Equipment	1.2%
Consumer Cyclical	1.0%
Other(c)	0.6%

Top 5 Equity Holdings(b):

% of Net Assets
MasterCard, Inc. - CL A	6.1%
Amazon.com, Inc.	5.8%
UnitedHealth Group, Inc.	5.5%
Microsoft Corp.	5.2%
Alphabet, Inc. - CL C	4.7%
Total Top 5 Equity Holdings:	27.3%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Core Growth Fund declined 5.30% for the year ended December 31, 2018. The return lagged that of its benchmark index, the S&P 500® Index, which was down 4.38%. The Fund is managed conservatively, with 48.09% invested in ETFs that track the S&P 500® returns and the balance invested primarily in high-quality large capitalization growth stocks. For the past 10 years, ending December 31, 2018, the Fund earned an average annual return of 15.13%, exceeding the 13.12% return for the S&P 500® Index.

Specific holdings that enhanced Fund performance in 2018 included Amazon.com, Inc., MasterCard, Inc., and Microsoft Corp. representing 5.80%, 6.07%, and 5.23% respectively of the December 31, 2018 portfolio net assets. Detracting from Fund performance were holdings primarily in the consumer discretionary sector and specific companies that did not exceed analyst expectations, such as Facebook, Inc., and Southwest Airlines, both of which were sold prior to year-end.

The most recent purchases during the last quarter included Adobe, Inc., Boeing Co., and Illumina, Inc., representing 0.87%, 1.25%, and 1.55% respectively of the year end net assets. We believe these companies are above average growth companies with strong balance sheets and are leaders within their respective industry sectors.

The volatility we experienced in the fourth quarter provided us with the opportunity to deploy cash reserves and consolidate holdings into our highest conviction ideas. We enter 2019 fully invested, owning quality growth companies that we believe offer above average growth potential over the long term. We believe investing half the portfolio in the diversified S&P 500® Index and the balance in high-quality growth companies provides a core investment portfolio that tends to be less volatile than the overall market, while providing the potential for a stable and consistent long-term investment return.

We believe the secular bull market that began in 2009 is still intact, which should benefit the large cap growth stock category.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2018

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Core Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2018 - December 31, 2018.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/18	12/31/18	7/1/18-12/31/18	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$ 920.60	$6.63	1.37%
Monetta Core Growth Fund	1,000.00	907.30	5.82	1.21%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,018.30	$6.97	1.37%
Monetta Core Growth Fund	1,000.00	1,019.11	6.16	1.21%

(a)  Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half year)/365 (to reflect the one-half year period).

Schedule of Investments	December 31, 2018

Monetta Fund

COMMON STOCKS - 91.9%
NUMBER OF SHARES		VALUE
Capital Equipment - 7.7%
Aerospace & Defense-2.4%
4,000	Boeing Co.	$1,290,000

Machinery-Construction & Mining-2.4%
10,000	Caterpillar, Inc.	1,270,700

Pollution Control-2.9%
17,000	Waste Management, Inc.	1,512,830
Consumer Cyclical - 6.2%
Apparel Manufacturing-1.5%
11,000	NIKE, Inc. - CL B	815,540

Leisure Service-1.6%
3,200	Netflix, Inc. *	856,512

Media-Radio/TV-3.1%
15,000	Walt Disney Co.	1,644,750
Energy - 2.5%
Oil & Gas-Exploration & Production-2.5%
15,000	EOG Resources, Inc.	1,308,150
Financial - 14.8%
Bank-Money Center-6.0%
70,000	Bank of America Corp.	1,724,800
15,000	JPMorgan Chase & Co.	1,464,300
		3,189,100
Finance-Miscellaneous-8.8%
14,000	MasterCard, Inc. - CL A	2,641,100
15,000	Visa, Inc. - CL A	1,979,100
		4,620,200
Healthcare - 20.1%
Healthcare-Biomedical/Genetic-4.9%
100,000	Amarin Corp. - ADR *	1,361,000
4,000	Illumina, Inc. *	1,199,720
		2,560,720
Healthcare-Instrument-2.9%
3,200	Intuitive Surgical, Inc. *	1,532,544

Healthcare-Patient Care-8.9%
3,200	Anthem, Inc.	840,416
12,000	Centene Corp. *	1,383,600
10,000	UnitedHealth Group, Inc.	2,491,200
		4,715,216
Healthcare-Product-3.4%
20,000	Boston Scientific Corp. *	706,800
12,000	Medtronic PLC	1,091,520
		1,798,320
Retail - 17.3%
Retail-Drug Store-1.2%
10,000	CVS Health Corp.	655,200

Retail-Major Chain-3.9%
10,000	Costco Wholesale Corp.	2,037,100

Retail-Restaurant-2.2%
18,500	Starbucks Corp.	1,191,400

Retail-Specialty-10.0%
2,700	Amazon.com, Inc. *	4,055,319
7,000	Home Depot, Inc.	1,202,740
		5,258,059
Technology - 20.7%
Computer Data Storage-4.8%
16,000	Apple, Inc.	2,523,840

Computer-Software-6.1%
5,000	Adobe Systems, Inc. *	1,131,200
15,000	Microsoft Corp.	1,523,550
3,000	Palo Alto Networks, Inc. *	565,050
		3,219,800
Electronic-Semiconductor-1.6%
45,000	Advanced Micro
	Devices, Inc. *	830,700

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2018

Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
Technology - 20.7% (Cont’d)
Internet-6.4%
3,000	Alphabet, Inc. - CL C *	$3,106,830
20,000	Tencent Music
	Entertainment
	Group - ADR*	264,400
		3,371,230
Telecommunication Service-1.8%
27,500	Comcast Corp. - CL A	936,375
Transportation - 2.6%
Railroad-2.6%
10,000	Union Pacific Corp.	1,382,300

Total Common Stocks
(Cost $38,182,689)		48,520,586

EXCHANGE TRADED FUNDS - 4.7%
10,000	SPDR S&P 500 Trust	2,499,200

Total Exchange Traded Funds
(Cost $2,707,785)		2,499,200

MONEY MARKET FUNDS - 3.5%
1,848,172	First American
	Government
	Obligations Fund -
	Class X, 2.36% ^	1,848,172

Total Money Market Funds
(Cost $1,848,172)		1,848,172

Total Investments
(Cost $42,738,646) - 100.1%		52,867,958

Liabilities in Excess of
Other Assets - (0.1)%		(56,862)

TOTAL NET ASSETS - 100.0%		$52,811,096

ADR - American Depositary Receipt

*  Non Income Producing.

^  Rate shown is the seven-day effective yield at December 31, 2018.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2018

Monetta Core Growth Fund

COMMON STOCKS - 51.3%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.2%
Aerospace & Defense-1.2%
3,000	Boeing Co.	$967,500
Consumer Cyclical - 1.0%
Apparel Manufacturing-1.0%
10,000	NIKE, Inc. - CL B	741,400
Financial - 14.4%
Bank-Money Center-5.1%
80,000	Bank of America Corp.	1,971,200
20,000	JPMorgan Chase & Co.	1,952,400
		3,923,600
Finance-Miscellaneous-9.3%
25,000	MasterCard, Inc. - CL A	4,716,250
19,000	Visa, Inc. - CL A	2,506,860
		7,223,110
Healthcare - 10.8%
Healthcare-Biomedical/Genetic-4.2%
150,000	Amarin Corp. - ADR *	2,041,500
4,000	Illumina, Inc. *	1,199,720
		3,241,220
Healthcare-Instrument-1.2%
2,000	Intuitive Surgical, Inc. *	957,840

Healthcare-Patient Care-5.4%
17,000	UnitedHealth Group, Inc.	4,235,040
Retail - 7.8%
Retail-Major Chain-2.0%
7,500	Costco Wholesale Corp.	1,527,825

Retail-Specialty-5.8%
3,000	Amazon.com, Inc. *	4,505,910
Technology - 13.6%
Computer Data Storage-2.8%
14,000	Apple, Inc.	2,208,360

Computer-Software-6.1%
3,000	Adobe Systems, Inc. *	678,720
40,000	Microsoft Corp.	4,062,800
		4,741,520
Internet-4.7%
3,500	Alphabet, Inc. - CL C *	3,624,635
Transportation - 2.5%
Railroad-2.5%
14,000	Union Pacific Corp.	1,935,220

Total Common Stocks
(Cost $23,866,379)		39,833,180

EXCHANGE TRADED FUNDS - 48.1%
60,000	iShares Core S&P 500	15,096,600
55,000	SPDR S&P 500 Trust	13,745,600
37,000	Vanguard S&P 500	8,502,970

Total Exchange Traded Funds
(Cost $24,801,691)		37,345,170

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2018

Monetta Core Growth Fund (Continued)

NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 1.2%
950,740	First American
Government
Obligations Fund -
Class X, 2.36% ^	$950,740

Total Money Market Funds
(Cost $950,740)	950,740

Total Investments
(Cost $49,618,810) - 100.6%	78,129,090

Liabilities in Excess
of Other Assets - (0.6)%	(489,310)

TOTAL NET ASSETS - 100.0%	$77,639,780

ADR - American Depositary Receipt

*  Non Income Producing.

^  Rate shown is the seven-day effective yield at December 31, 2018.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2018

		Monetta Core
	Monetta Fund	Growth Fund
Assets:
Investments at value (a)	$52,867,958	$78,129,090
Receivables:
Interest and dividends	49,627	99,417
Fund shares sold	1,825	100,477
Prepaid expenses	13,475	22,763
Total Assets	52,932,885	78,351,747

Liabilities:
Payables:
Investment advisory fees (Note 2)	43,967	40,642
Distribution fees (Note 5)	—	43,296
Fund shares redeemed	1,500	512,543
Accrued trustee fees	4,308	7,590
Accrued compliance fees	1,328	2,184
Accrued transfer agent fees	26,462	47,174
Accrued fund administration fees	12,873	19,598
Accrued audit fees	15,502	15,502
Accrued other expenses	15,849	23,438
Total Liabilities	121,789	711,967
Net Assets	$52,811,096	$77,639,780

Analysis of net assets:
Paid-in capital	43,013,018	48,405,289
Total distributable earnings	9,798,078	29,234,491
Net Assets	$52,811,096	$77,639,780

(a) Investments at cost	$42,738,646	$49,618,810

Shares of beneficial interest issued outstanding	3,139,804	4,164,873

Net asset value, offering price and redemption price per share	$16.82	$18.64

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2018

		Monetta Core
	Monetta Fund	Growth Fund
Investment income and expenses:
Investment income:
Interest	$74,176	$59,613
Dividends	554,983	1,722,830
Total investment income	629,159	1,782,443

Expenses:
Investment advisory fees (Note 2)	559,909	701,040
Distribution fees (Note 5)	—	318,655
Transfer agent fees	84,241	199,847
Administration fees	37,921	67,018
Accounting fees	28,881	28,536
State registration fees	25,246	24,514
Audit fees	15,499	15,499
Custodian fees	14,117	31,979
Compliance fees	13,655	29,070
Trustee fees	13,050	28,546
Printing and postage fees	6,086	19,495
Legal fees	5,573	13,336
Other expenses	5,276	9,500
Total expenses	809,454	1,487,035
Net investment income (loss)	(180,295)	295,408

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	2,403,124	21,670,824
Net change in unrealized appreciation/depreciation of investments	(3,894,130)	(23,116,390)
Net realized and unrealized gain (loss) on investments	(1,491,006)	(1,445,566)
Net decrease in net assets from operations	$(1,671,301)	$(1,150,158)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

				Monetta Core
	Monetta Fund			Growth Fund
	2018	2017		2018	2017
Operations:
Net investment income (loss)	$(180,295)	$(183,223)		$295,408	$434,313
Net realized gain on investments	2,403,124	4,559,628		21,670,824	4,027,598
Net change in unrealized appreciation/
depreciation of investments	(3,894,130)	5,458,966		(23,116,390)	23,135,996
Net increase (decrease) in net
assets from operations	(1,671,301)	9,835,371		(1,150,158)	27,597,907

Distributions:
Total distributions to shareholders	(4,580,807)	(3,665,938	)(1)	(17,123,864)	(5,514,959	)(1)

Capital transactions (Note 3):
Proceeds from shares sold	769,078	436,052		24,110,076	40,173,296
Net asset value of shares issued
through dividend reinvestment	4,424,649	3,569,437		16,209,500	5,220,113
Cost of shares redeemed	(4,093,700)	(6,709,004)		(90,250,694)	(38,603,791)

Increase (Decrease) in net assets
from capital transactions	1,100,027	(2,703,515)		(49,931,118)	6,789,618
Total increase (decrease)
in net assets	(5,152,081)	3,465,918		(68,205,140)	28,872,566

Net assets at beginning of year	$57,963,177	$54,497,259		$145,844,920	$116,972,354

Net assets at end of year	$52,811,096	$57,963,177	(2)	$77,639,780	$145,844,920	(2)

(1)  Includes net investment income distributions of $0 and $434,265 and net realized gain distributions of $3,665,938 and $5,080,694 for Monetta Fund and Monetta Core Growth Fund, respectively.

(2)  Includes accumulated undistributed net investment income of $0 and $628 for Monetta Fund and Monetta Core Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
For a share outstanding	December 31,	December 31,	December 31,		December 31,	December 31,
throughout the year:	2018	2017	2016		2015	2014

Net asset value at beginning of year	$18.89	$16.93	$16.28		$17.68	$18.45

Investment Operations:
Net investment income (loss)(a)	(0.06)	(0.06)	0.00	(b)	(0.02)	(0.04)
Net realized and unrealized gain (loss)
on investments	(0.44)	3.28	1.13		0.64	1.39

Total from investment operations	(0.50)	3.22	1.13		0.62	1.35

Less Distributions:
From net investment income	—	—	(0.00	)(b)	—	—
From net realized gains	(1.57)	(1.26)	(0.48)		(2.02)	(2.12)

Total distributions	(1.57)	(1.26)	(0.48)		(2.02)	(2.12)

Net asset value at end of year	$16.82	$18.89	$16.93		$16.28	$17.68

Total return	-3.36%	19.19%	6.98%		3.19%	7.15%
Ratios to average net assets:
Expenses - Net	1.37%	1.40%	1.45%		1.40%	1.44%
Expenses - Gross	1.37%	1.40%	1.45%		1.40%	1.44%
Net investment income (loss)	(0.31)%	(0.33)%	0.01%		(0.11)%	(0.24)%
Portfolio turnover	128.8%	122.9%	120.2%		146.2%	137.2%
Net assets (in thousands)	$52,811	$57,963	$54,497		$53,709	$55,368

(a)  The per share amounts are calculated using the weighted average number of shares outstanding during the year.

(b)  Rounds to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Core Growth Fund

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	December 31,		December 31,	December 31,	December 31,	December 31,
throughout the year:	2018		2017	2016	2015	2014

Net asset value at beginning of year	$24.00		$20.26	$18.99	$20.65	$19.31

Investment Operations:
Net investment income(a)	0.06		0.07	0.11	0.09	0.09
Net realized and unrealized gain (loss)
on investments	(0.94	)(d)	4.58	1.81	0.25	1.79

Total from investment operations	(0.88)		4.65	1.92	0.34	1.88

Less Distributions:
From net investment income	(0.07)		(0.07)	(0.12)	(0.09)	(0.09)
From net realized gains	(4.41)		(0.84)	(0.53)	(1.91)	(0.45)

Total distributions	(4.48)		(0.91)	(0.65)	(2.00)	(0.54)

Net asset value at end of year	$18.64		$24.00	$20.26	$18.99	$20.65

Total return	-5.30%		23.10%	10.16%	1.40%	9.67%
Ratios to average net assets:
Expenses - Net(b)	1.17%		1.16%	1.22%	1.18%	1.16%
Expenses - Gross(b)	1.17%		1.16%	1.22%	1.18%	1.19%
Net investment income(b)(c)	0.23%		0.33%	0.58%	0.42%	0.42%
Portfolio turnover	28.1%		36.1%	41.9%	51.1%	54.3%
Net assets (in thousands)	$77,640		$145,845	$116,972	$120,150	$142,821

(a)  The per share amounts are calculated using the weighted average number of shares outstanding during the year.

(b)  The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.

(c)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.

(d)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Core Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors. Effective August 29, 2018, the Fund changed its name from Monetta Young Investor Fund to Monetta Core Growth Fund.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

Equity securities, including American Depositary Receipts (“ADRs”) and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (the “Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

Notes to Financial Statements (continued)	December 31, 2018

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  As of and during the year ended December 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2018 the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the year ended December 31, 2018 the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2015.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.  The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2018, there were no capital loss carryforwards.

Net realized gains or losses could differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2018, the Monetta Fund had $331,234 of short-term post-October capital losses which were realized after October 31, 2018 and deferred for tax purposes to January 1, 2019.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2018, the Monetta Fund decreased distributable earnings by $4,290 and increased paid-in capital by $4,290. These adjustments were made due to the reclass of the Fund’s net operating loss and the use of equalization for the Fund. For the fiscal year ended December 31, 2018, Monetta Core Growth Fund decreased distributable earnings by $4,864,421 and increased paid-in capital by $4,864,421. These adjustments were made due to the use of equalization for the Fund.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2018, were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Aggregate Gross Appreciation	$11,738,074	$29,102,022
Aggregate Gross Depreciation	(1,608,762)	(591,742)
Net Unrealized Appreciation	10,129,312	28,510,280
Federal Income Tax Cost	$42,738,646	$49,618,810

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gain	—	724,211
Other Accumulated Loss	(331,234)	—
Net Unrealized Appreciation	10,129,312	28,510,280
Total Distributable Earnings	$9,798,078	$29,234,491

Notes to Financial Statements (continued)	December 31, 2018

The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:

	Monetta	Monetta Core
2018	Fund	Growth Fund
Ordinary Income*	$1,663,706	$1,057,031
Long-Term Capital Gain	2,917,101	16,066,833
Total Distributions to Shareholders	$4,580,807	$17,123,864

	Monetta	Monetta Core
2017	Fund	Growth Fund
Ordinary Income*	$138,783	$2,056,652
Long-Term Capital Gain	3,527,155	3,458,307
Total Distributions to Shareholders	$3,665,938	$5,514,959

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

•	Level 1 - unadjusted quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at December 31, 2018, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$48,520,586	$—	$—	$48,520,586
Exchange Traded Funds	$2,499,200	$—	$—	$2,499,200
Money Market Funds	$1,848,172	$—	$—	$1,848,172
FUND TOTAL	$52,867,958	$—	$—	$52,867,958
Monetta Core Growth Fund
Common Stocks	$39,833,180	$—	$—	$39,833,180
Exchange Traded Funds	$37,345,170	$—	$—	$37,345,170
Money Market Funds	$950,740	$—	$—	$950,740
FUND TOTAL	$78,129,090	$—	$—	$78,129,090

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

Notes to Financial Statements (continued)	December 31, 2018

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the year ended December 31, 2018, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in average net assets, 0.90% for the next $200 million in average net assets, and 0.85% for average net assets over $500 million. The Monetta Core Growth Fund pays the Adviser based on an annual rate of 0.55% on average net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Core
	Fund	Growth Fund
2017 Beginning Shares	3,218,087	5,773,632
Shares sold	23,713	1,788,321
Shares issued upon dividend reinvestment	192,593	222,916
Shares redeemed	(365,626)	(1,709,008)
Net increase (decrease) in shares outstanding	(149,320)	302,229
2018 Beginning Shares	3,068,767	6,075,861
Shares sold	40,282	976,703
Shares issued upon dividend reinvestment	240,732	791,680
Shares redeemed	(209,977)	(3,679,371)
Net increase (decrease) in shares outstanding	71,037	(1,910,988)
2018 Ending Shares	3,139,804	4,164,873

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2018, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$70,211,392	$71,548,057
Monetta Core Growth Fund	—	—	34,226,273	94,452,880

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan of up to 0.25% of average daily net assets for Monetta Core Growth Fund are accrued daily. The Fund distributor is Quasar Distributors, LLC.

6.	ETF RISK:

As of December 31, 2018, the Monetta Core Growth Fund had a significant portion of its assets invested in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks

Notes to Financial Statements (continued)	December 31, 2018

of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

7.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Charles Schwab & Co., for the benefit of its customers, owned 39.20% of the outstanding shares of the Monetta Core Growth Fund.

Report of Independent Registered Public Accounting Firm	December 31, 2018

To the Shareholders and Board of Trustees of
Monetta Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund and Monetta Core Growth Fund (formerly known as Monetta Young Investor Fund) (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 25, 2019

Other Information (Unaudited)	December 31, 2018

BOARD APPROVAL OF ADVISORY AGREEMENTS
At an in-person meeting held on November 16, 2018, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Monetta Core Growth Fund (the “Core Growth Fund”) and the Adviser. Both advisory agreements are required to be renewed on or before December 2, 2018, by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving each agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials. Furthermore, the Board was provided with responsive information from the Adviser regarding each Fund prior to the Meeting being held. The Board fully reviewed the advisory agreements and materials considered relevant in connection with the renewal of each agreement, as set forth below.

In the approval of the advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Funds (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Funds).

The Board discussed the nature, extent, and quality of services provided by the Adviser. Mr. Davalla noted there were no changes to Adviser personnel, key risks to the Funds remained static, the Funds had an insurance policy and there were no regulatory or compliance issues with the Funds. Mr. Davalla mentioned the Adviser had instituted additional procedures in the past year with respect to price comparison testing.

The Board was presented with performance information for each Fund in comparison to each Fund’s benchmark, Morningstar category average and peer grouping. Mr. Davalla stated the performance was in line with their large-cap growth peers. The Board also reviewed information in connection with the advisory fee and net expense ratios for each Fund versus their respective peer grouping as set forth in the Materials.

The Board considered the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board discussed the total revenue and any additional benefits to the Adviser from the Advisory Agreements in place and noted the two Funds were the only clients of the Adviser. Mr. Davalla reminded the Board that the advisory fee schedule for the Core Growth Fund does not contain break points, whereas the fee schedule for the Monetta Fund does contain break points. He also pointed out that the Adviser had been reimbursed in February 2018 with 12b-1 fees from the Core Growth Fund for various distribution and marketing payments made by the Adviser in 2017. Mr. Bacarella confirmed the Adviser continues to perform their own independent analysis with regard to stock selection for the Funds and does not rely on a “model” or algorithm during stock selection.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. They also found the fee structure for the Core Growth Fund reasonable given the nature and type of securities held by the Fund. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.

Other Information (Unaudited)	December 31, 2018

No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

Trustees & Officers (Unaudited)	December 31, 2018

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During the Past Five Years	Past Five Years

Independent (“Disinterested”) Trustees:

John L. Guy (1952) (2 Funds)	EVP & Director of Business Banking,	None.
1776-A S. Naperville Rd., Suite 100	Webster Bank since 2010.
Wheaton, IL 60189-5831

Trustee since 1993;
Indefinite Term

Independent Chairman since 2014;
Indefinite Term

Marlene Z. Hodges (1948) (2 Funds)	EVP & CFO, Orchard Village (non-profit	None.
1776-A S. Naperville Rd., Suite 100	organization) since 2012.
Wheaton, IL 60189-5831
Founder & CEO of Marlene Z. Hodges,
Trustee since 2001;	LLC, a consultancy providing financial
Indefinite Term	guidance to non-profits since 2011.

Patricia J. Luscombe (1961) (2 Funds)	Managing Director of the Valuations	Trustee;
1776-A S. Naperville Rd., Suite 100	and Opinions Group, Lincoln International,	Northern Lights
Wheaton, IL 60189-5831	LLC (investment bank) since 2007.	Fund III (33 Funds)
(since 2015)
Trustee since 2015;
Indefinite Term

Inside (“Interested”) Trustee(1)

Robert S. Bacarella(2) (1949) (2 Funds)	Chairman & President of the Adviser	None.
1776-A S. Naperville Rd., Suite 100	since 1997.
Wheaton, IL 60189-5831
Director of the Adviser since 1984.
Trustee & President since 1993;
Indefinite Term

Principal Executive Officer since 2002;
Indefinite Term

(1)  Trustees who are employees or officers of the Adviser receive no compensation from the Trust.
(2)  Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Additional information about the Trustees is available in the Trust’s State of Additional Information (“SAI”), which is available, without charge, by calling 1-800-MONETTA.

Trustees & Officers (Unaudited)	December 31, 2018

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During the Past Five Years	Past Five Years

Officers Who Are Not Trustees

Robert J. Bacarella(1) (1977) (2 Funds)	Vice President, Treasurer,	Not Applicable.
1776-A S. Naperville Rd., Suite 100	Chief Financial Officer, & Director
Wheaton, IL 60189-5831	of the Adviser since 2009.

Vice President since 2009;
Indefinite Term

Treasurer since 2010;
Indefinite Term

Secretary, Chief Financial Officer,
Principal Financial Officer & Principal
Accounting Officer since 2012;
Indefinite Term

Lawrence W. Clay (1967) (2 Funds)	Chief Compliance Officer for the	Not Applicable.
480 E. Swedesford Road, Suite 220	Adviser since November 2018;
Wayne, PA 19087	Compliance Director, Chief Compliance
Officer, Cipperman Compliance Services,
Chief Compliance Officer	LLC since 2018; Chief Compliance Officer,
since November 2018;	Great Valley Advisor Group (2016-2018);
Indefinite Term	Review & Control Manager, First Niagara
Investment Services (2013-2016).

(1)  Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Notice to Shareholders (Unaudited)	December 31, 2018

Tax Information

For the fiscal year ended December 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designed as qualified dividend income was 30.82% and 78.63% for the Monetta Fund and Monetta Core Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was 30.45% and 46.84% for the Monetta Fund and Monetta Core Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 100.00% and 71.99% for the Monetta Fund and Monetta Core Growth Fund, respectively.

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

PRIVACY POLICY (Unaudited)

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

•  information that you provide us on applications and other forms;
•  information that we generate to service your account, such as account statements; and
•  information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2018 and December 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$25,000	$24,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934)..

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 4, 2019

By (Signature and Title)      /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    March 4, 2019